UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 15, 2008

Volcom, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-51382 (Commission file number)	33-0466919 (I.R.S. Employer Identification No.)
1740 Monrovia Avenue
Costa Mesa, California 92627
(Address of principal executive offices)(Zip code)
(949) 646-2175
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EXHIBIT 23.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4

Item 2.01 Completion of Acquisition or Disposition of Assets
On January 18, 2008, Volcom, Inc. (depending on the circumstances, “Volcom,” “we,” “our,” “ours,” or “us”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the completion of our acquisition of Electric Visual Evolution, LLC (“Electric”). The Initial Form 8-K is incorporated herein by reference. We are filing this Amended Current Report on Form 8-K (this “Form 8-K/A”) to report the financial statements and unaudited pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K, respectively.
Item 9.01 Financial Statements and Exhibits
(a) Financial Statements of Business Acquired.
The unaudited financial statements of Electric as of September 30, 2007 and for the nine month periods ended September 30, 2007 and 2006 are filed with this Form 8-K/A as Exhibit 99.2. The audited financial statements of Electric as of and for the year ended December 31, 2006, and the related report of Moss Adams LLP, an independent registered public accounting firm, are filed with this Form 8-K/A as Exhibit 99.3.
(b) Pro Forma Financial Information.
The unaudited pro forma financial information included with this Form 8-K/A has been prepared to illustrate the pro forma effects for the acquisition of Electric. The unaudited pro forma condensed consolidated statements of income for the nine months ended September 30, 2007 and the twelve months ended December 31, 2006 are filed with this Form 8-K/A as Exhibit 99.4. The unaudited pro forma condensed consolidated statements of income for the nine months ended September 30, 2007 and the twelve months ended December 31, 2006 give effect to the acquisition of Electric as if it had occurred at the beginning of such respective periods. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2007 gives effect to the acquisition of Electric as if it had occurred on September 30, 2007. All pro forma information in this Form 8-K/A has been prepared for informational purposes only and does not purport to be indicative of what would have resulted had the acquisition actually occurred on the dates indicated or what may result in the future.
(c) Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement of Purchase and Sale, dated as of January 15, 2008, by and among Volcom, Inc., a Delaware corporation, Skelly Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Volcom, Electric Visual Evolution, LLC, a California limited liability company, and each of the members of Electric Visual Evolution, LLC (incorporated herein by reference from registrant’s Current Report on Form 8-K filed with the SEC on January 18, 2008).

23.1*	Independent Auditors’ Consent.

99.1	Volcom, Inc. Press Release, dated January 16, 2008, announcing the completion of the acquisition of Electric Visual Evolution, LLC by Volcom, Inc. (incorporated herein by reference from registrant’s Current Report on Form 8-K filed with the SEC on January 18, 2008).

99.2*	Unaudited Financial Statements of Electric Visual Evolution, LLC as of September 30, 2007 and for the nine month periods ended September 30, 2007 and 2006.

99.3*	Report of Moss Adams LLP, independent auditors, as of and for the year ended December 31, 2006, relating to the audited financial statements of Electric Visual Evolution, LLC for the year ended December 31, 2006.

99.4*	Unaudited Pro Forma Condensed Consolidated Statements of Income for the nine months ended September 30, 2007 and the year ended December 31, 2006; Unaudited Pro Forma Condensed Consolidated Balance Sheets as of September 30, 2007.

*	Filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Volcom, Inc.
Date: February 12, 2008

	By:	/s/ Douglas P. Collier
Douglas P. Collier
Chief Financial Officer, Secretary and Treasurer

Exhibit Index

Exhibit No.	Description of Exhibit

2.1	Agreement of Purchase and Sale, dated as of January 15, 2008, by and among Volcom, Inc., a Delaware corporation, Skelly Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Volcom, Electric Visual Evolution, LLC, a California limited liability company, and each of the members of Electric Visual Evolution, LLC (incorporated herein by reference from registrant’s Current Report on Form 8-K filed with the SEC on January 18, 2008).

23.1*	Independent Auditors’ Consent.

99.1	Volcom, Inc. Press Release, dated January 16, 2008, announcing the completion of the acquisition of Electric Visual Evolution, LLC by Volcom, Inc. (incorporated herein by reference from registrant’s Current Report on Form 8-K filed with the SEC on January 18, 2008).

99.2*	Unaudited Financial Statements of Electric Visual Evolution, LLC as of September 30, 2007 and for the nine month periods ended September 30, 2007 and 2006.

99.3*	Report of Moss Adams LLP, independent auditors, as of and for the year ended December 31, 2006, relating to the audited financial statements of Electric Visual Evolution, LLC for the year ended December 31, 2006.

99.4*	Unaudited Pro Forma Condensed Consolidated Statements of Income for the nine months ended September 30, 2007 and the year ended December 31, 2006; Unaudited Pro Forma Condensed Consolidated Balance Sheets as of September 30, 2007.